SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENT
SUBSEQUENT EVENT
In January 2017, Citi signed agreements to effectively exit its U.S. mortgage servicing operations by the end of 2018 and intensify its focus on loan originations. Citi entered into an agreement to sell mortgage servicing rights and related servicing on approximately 780,000 Fannie Mae and Freddie Mac held loans with outstanding balances of approximately $97 billion. In addition, Citi entered into a subservicing agreement for its remaining Citi-owned loans and certain other mortgage servicing rights. As part of the transactions, Citi will transfer certain employees along with the mortgage servicing rights. These transactions are expected to negatively impact Citi’s pre-tax earnings by approximately $400 million, including a loss on sale and certain related transaction costs, in the first quarter of 2017. When Citi completes the servicing rights sale to the buyer in 2017, Citi’s mortgage servicing rights asset is expected to decline by approximately $1 billion.
Citi’s mortgage servicing operations and related mortgage servicing assets were not considered held-for-sale as of December 31, 2016.  As of that date, there were no approved purchase agreements and negotiations were still underway.   As such, the assets and liabilities included in the sale were measured on a held and used basis, and no impairment was deemed to exist as of the balance sheet date.